Contact:  LEEANN GEPHART, CHIEF BANKING OFFICER
First Citizens Community Bank
15 S. Main Street
Mansfield, PA 16933
570-545-6005
570-662-8512 (fax)

citizens financial services, inc. reports unaudited third quarter 2025 financial results

MANSFIELD, PENNSYLVANIA— October 30, 2025 – Citizens Financial Services, Inc (Nasdaq: CZFS), parent company of First Citizens Community Bank (the “Bank”), released today its unaudited consolidated financial results for the three and nine months ended September 30, 2025.

Highlights

•
Net income for the first nine months of 2025 was $26,089,000, which was $6,254,000, or 31.5% more  than 2024’s net income through September 30, 2024 due to the increase in net interest income after the provision for credit losses of $8,920,000. The effective tax rate for the first nine months of 2025 was 18.9% compared to 17.8% in the comparable period in 2024.

•
Net income was $10,005,000 for the three months ended September 30, 2025, which was $2,469,000 more than the net income for 2024’s comparable period due to an increase in net interest income after the provision for credit losses of $3,116,000. The effective tax rate for the three months ended September 30, 2025 was 19.1% compared to 18.5% in the comparable period in 2024.

•
Net interest income before the provision for credit losses was $71,790,000 for the nine months ended September 30, 2025, an increase of $8,208,000, or 12.9%, over the same period a year ago and was primarily due to an increase in investment income and a decrease in interest expense.

•
The provision (release) for credit losses for the three and nine months ended September 30, 2025 was $500,000 and $1,875,000, respectively compared to $(200,000) and $2,587,000 for the three and nine months ended September 30, 2024, respectively. The provision for the 2025 periods was driven by the current economic forecasts. The provision for 2024 was significantly impacted by loans that were not sold as part of the sale of a division known as Braavo that occurred in the first quarter of 2024. The vast majority of the Braavo loans that were retained after the sale were originated by Huntington Valley Bank in 2023 prior to the acquisition and were current as of the acquisition date in 2023.  The provision for the nine months ended September 30, 2024, directly attributable to these loans was $1,806,000.

•
Return on average equity for the three and nine months (annualized) ended September 30, 2025 was 12.52% and 11.15% compared to 10.31% and 9.23% for the three and nine months (annualized) ended September 30, 2024. If the provision for the credit losses attributable to the Braavo loans and the gain on the sale of Braavo were excluded, the return on average equity for the nine months (annualized) ended September 30, 2024 would have been 9.56% (non-GAAP). (1)

•
Return on average tangible equity (non-GAAP) for the three and nine months (annualized) ended September 30, 2025 was 17.29% and 15.56% compared to 14.82% and 13.39% for the three and nine months (annualized) ended September 30, 2024. If the provision for the credit losses attributable to the Braavo loans and the gain on the sale of Braavo were excluded, the return on average tangible equity for the nine months (annualized) ended September 30, 2024 would have been 13.87% (non-GAAP). (1)

•
Return on average assets for the three and nine months (annualized) ended September 30, 2025 was 1.33% and 1.16% compared to 1.01% and 0.89% for the three and nine months (annualized) ended September 30, 2024. If the provision for the credit losses attributable to the Braavo loans and the gain on the sale of Braavo were excluded, the return on average assets for the nine months (annualized) ended September 30, 2024 would have been 0.92% (non-GAAP). (1)

•
Non-performing assets decreased $5,618,000, or 19.6% since December 31, 2024 and totaled $22,994,000 as of September 30, 2025, which is $1,051,000 less than the balance as of September 30, 2024. During the third quarter of 2025, the Bank recognized additional interest income of $473,000 from the pay-offs of three relationships that for portions of the last year were considered non-performing. The decrease since December reflects three large relationships being placed back on accrual status due to making contractual payments for at least six consecutive months and the pay-offs of three large relationships in the third quarter of 2025 offset by placing two large relationships on non-accrual status.  As a percent of loans, non-performing assets totaled 0.98%, 1.24% and 1.03% as of September 30, 2025, December 31, 2024 and September 30, 2024, respectively.

Nine Months Ended September 30, 2025 Compared to 2024

•
For the nine months ended September 30, 2025, net income totaled $26,089,000 which compares to net income of $19,835,000 for the first nine months of 2024, an increase of $6,254,000. Basic earnings per share of $5.44 for the first nine months of 2025 compared to $4.14 for the first nine months last year.  Annualized return on equity for the nine months ended September 30, 2025 and 2024 was 11.15% and 9.23%, while annualized return on assets was 1.16% and 0.89%, respectively. The increase in performance when comparing 2025 to 2024 was due to an increase in the net interest margin from 3.09% to 3.44% and a decrease in the provision for credit losses.

•
Net interest income before the provision for credit losses for the nine months ended September 30, 2025 totaled $71,790,000 compared to $63,582,000 for the nine months ended September 30, 2024, resulting in an increase of $8,208,000, or 12.9%.  Average interest earning assets increased $39,854,000 for the nine months ended September 30, 2025 compared to the same period last year, primarily due to an increase in taxable investments and outstanding student loans. Average loans increased $20,223,000, while average investment securities increased $24,472,000. The yield on interest earning assets increased nine basis points to 5.63%, while the cost of interest-bearing liabilities decreased 30 basis points to 2.72%. As a result, the tax effected net interest margin increased from 3.09% for the nine months ended September 30, 2024 to 3.44% for the nine months ended September 30, 2025.

•
The provision for credit losses for the nine months ended September 30, 2025 was $1,875,000 compared to $2,587,000 for the nine months ended September 30, 2024, a decrease of $712,000.  The provision for 2025 was driven by the economic forecasts and the annual update of loss drivers, which includes historical loss data, as well as prepayment and curtailment speeds. The provision for 2024 was impacted by the Braavo loans as previously mentioned and an increase in past due and classified loans during the second quarter of 2024.

•
Total non-interest income was $10,946,000 for the nine months ended September 30, 2025, which is $1,116,000 less than the non-interest income of $12,062,000 for the same period last year. The primary drivers were the gain on the sale of assets associated with Braavo and earnings on bank owned life insurance due to the passing of a former employee in the first quarter of 2024.

•
Total non-interest expenses for the nine months ended September 30, 2025 totaled $48,709,000 compared to $48,918,000 for the same period last year, which is a decrease of $209,000. Salary and benefit costs increased $567,000 due to additional healthcare expenses and post-employment benefits. There are 12 fewer FTEs in 2025 compared to 2024. The decrease in professional fees and software costs is due to the sale of the Braavo division in 2024.

•
The provision for income taxes increased $1,759,000 when comparing the nine months ended September 30, 2025 to the same period in 2024 as a result of an increase in income before income tax of $8,013,000. The effective tax rate was 18.9% and 17.8% for the three months ended September 30, 2025 and 2024, respectively.

Three Months Ended September 30, 2025 Compared to 2024

•
For the three months ended September 30, 2025, net income totaled $10,005,000 which compares to net income of $7,536,000 for the comparable period of 2024, an increase of $2,469,000 or 32.7%.  Basic earnings per share of $2.09 for the three months ended September 30, 2025 compares to $1.57 for the 2024 comparable period. Annualized return on equity for the three months ended September 30, 2025 and 2024 was 12.52% and 10.31%, while annualized return on assets was 1.33% and 1.01%, respectively.

•
Net interest income before the provision for credit losses for the three months ended September 30, 2025 totaled $25,140,000 compared to $21,324,000 for the three months ended September 30, 2024, resulting in an increase of $3,816,000, or 17.9%. Average interest earning assets increased $24,110,000 for the three months ended September 30, 2025 compared to the same period last year, primarily due to increases in the average balance of investments. Average loans decreased $12,068,000, while average investment securities increased $34,955,000. The tax effected net interest margin for the three months ended September 30, 2025 was 3.60% compared to 3.09% for the same period last year. The yield on interest earning assets increased 16 basis points to 5.74%, while the cost of interest-bearing liabilities decreased 39 basis points to 2.67%.

•
The provision for credit losses for the third quarter of 2025 of $500,000 was driven by the change in economic factors during the quarter. The provision (release) for credit losses of ($200,000) for the 2024 period was due to changes in qualitative factors in the calculation related to inflation.

•
Total non-interest income was $3,854,000 for the three months ended September 30, 2025, $99,000 more than the comparable period last year.  The primary driver of the increase was an increase in brokerage and insurance commissions of $216,000.

•
Total non-interest expenses for the three months ended September 30, 2025 totaled $16,134,000 compared to $16,029,000 for the same period last year, which is an increase of $105,000, or 0.7%. Salary and employee benefits increased due to healthcare costs, profit sharing, vacation costs and other post-retirement benefits.

•
The provision for income taxes increased $641,000 when comparing the three months ended September 30, 2025 to the same period in 2024. This increase was attributable to increase in income before provision for income taxes of $3,110,000.  The effective tax rate was 19.1% and 18.5% for the three months ended September 30, 2025 and 2024, respectively.

Balance Sheet and Other Information:

•
At September 30, 2025, total assets were $3.06 billion compared to $3.03 billion at December 31, 2024 and September 30, 2024. The loan to deposit ratio as of September 30, 2025 was 96.86% compared to 97.21% as of December 31, 2024 and 95.14% as of September 30, 2024.

•
Available for sale securities of $451.4 million at September 30, 2025 increased $25.4 million from December 31, 2024 and $32.2 million from September 30, 2024. The yield on the investment portfolio increased from 2.36% to 2.98% on a tax equivalent basis due to securities purchased during a higher market interest rate environment and lower yielding securities maturing. Investment activity for 2025 has focused on replacing securities as they mature.

•
Net loans totaled $2.31 billion at September 30, 2025 and $2.29 billion at December 31, 2024, an increase of $21.4 million. As of September 30, 2024, net loans totaled $2.31 billion. The increase in net loans since year end was due to an increase in other commercial loans during the year.

•
The allowance for credit losses - loans totaled $22,454,000 at September 30, 2025 which is an  increase of $755,000 from December 31, 2024 and is due to increases in the provision based on the economic forecasts and changes in expected prepayment speeds. The provision for credit losses on loans was $1,485,000 for the first nine months of 2025. Loan recoveries and charge-offs were $71,000 and $801,000, respectively, for the nine months ended September 30, 2025. For the three months ended September 30, 2025, loan recoveries and charge-offs were $17,000 and $20,000, respectively.  The allowance for credit losses as a percent of total loans was 0.96% as of September 30, 2025 and 0.94% as of December 31, 2024.

•
Deposits increased $29.2 million from December 31, 2024, to $2.41 billion at September 30, 2025. Competitive pressure for deposits remains high. Brokered CD’s have decreased $33.1 million since December 31, 2024 and have decreased $81.6 million since September 30, 2024. Additionally, a school district in our southeastern Pennsylvania market saw a decrease in their balance of $43.3 million due to the lack of state budget in 2025.

•	Borrowed funds totaled $279.6 million as of September 30, 2025, a $18.1 million decrease from December 31, 2024 due to deposit growth offset by increases in loans and investments in 2025.

•
Stockholders’ equity totaled $327.7 million at September 30, 2025, compared to $299.7 million at December 31, 2024, an increase of $27.9 million. Excluding accumulated other comprehensive loss (AOCL), stockholders’ equity increased $19.1 million and totals $342.3 million (non-GAAP). The increase in stockholders’ equity was attributable to net income for the nine months ended September 30, 2025 totaling $26.1 million, offset by cash dividends for the nine months ended September 30, 2025 totaling $7.1 million. As a result of decreases in market interest rates impacting the fair value of investment securities and swaps, stockholders’ equity increased due to a decrease in AOCL of $8.9 million from December 31, 2024.

Dividend Declared

On September 2, 2025, the Board of Directors declared a cash dividend of $0.50 per share, which was paid on September 26, 2025 to shareholders of record at the close of business on September 12, 2025. This quarterly cash dividend is an increase of 3.1% over the regular cash dividend of $0.485 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2025.

Citizens Financial Services, Inc. has nearly 1,850 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

(1)	See reconciliation of GAAP and non-gaap measures at the end of the press release

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The		As of or For The
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Income and Performance Ratios
Net Income	$ 10,005	$ 7,536	$ 26,089	$ 19,835
Return on average assets (annualized)	1.33%	1.01%	1.16%	0.89%
Return on average equity (annualized)	12.52%	10.31%	11.15%	9.23%
Return on average tangible equity (annualized) (a)	17.29%	14.82%	15.56%	13.39%
Net interest margin (tax equivalent) (a)	3.60%	3.09%	3.44%	3.09%
Earnings per share - basic (b)	$ 2.09	$ 1.57	$ 5.44	$ 4.14
Earnings per share - diluted (b)	$ 2.09	$ 1.57	$ 5.44	$ 4.13
Cash dividends paid per share (b)	$ 0.500	$ 0.485	$ 1.480	$ 1.446
Number of shares used in computation - basic (b)	4,796,946	4,796,752	4,797,335	4,796,061
Number of shares used in computation - diluted (b)	4,798,051	4,798,297	4,799,466	4,801,000

Asset quality
Allowance for credit losses - loans	$ 22,454	$ 21,695
Non-performing assets	$ 22,994	$ 24,045
Allowance for credit losses - loans to total loans	0.96%	0.93%
Non-performing assets to total loans	0.98%	1.03%
Annualized net charge-offs to total loans	0.00%	0.21%	0.05%	0.15%

Equity
Book value per share (b)	$ 68.16	$ 62.13
Tangible book value per share (a) (b)	$ 49.83	$ 43.65
Market value per share (Last reported trade of month)	$ 60.28	$ 58.75
Common shares outstanding	4,807,314	4,759,730

Other
Average Full Time Equivalent Employees	381.5	395.7	379.6	393.0
Loan to Deposit Ratio	96.86%	95.14%
Trust assets under management	$ 194,325	$ 181,052
Brokerage assets under management	$ 341,487	$ 388,594

Balance Sheet Highlights	September 30,	December 31,	September 30,
	2025	2024	2024

Assets	$ 3,056,421	$ 3,025,724	$ 3,026,468
Investment securities	453,160	427,659	420,920
Loans (net of unearned income)	2,335,388	2,313,242	2,331,002
Allowance for credit losses - loans	22,454	21,699	21,695
Deposits	2,411,203	2,382,028	2,450,149
Stockholders' Equity	327,682	299,734	298,654

(a) See reconciliation of GAAP and Non-GAAP measures at the end of the press release:
(b) Prior period amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30,	December 31,	September 30,
(in thousands, except share data)	2025	2024	2024
ASSETS:
Cash and due from banks:
Noninterest-bearing	$ 24,529	$ 30,284	$ 26,780
Interest-bearing	6,546	11,918	9,983
Total cash and cash equivalents	31,075	42,202	36,763

Interest bearing time deposits with other banks	3,820	3,820	3,820

Equity securities	1,803	1,747	1,730

Available-for-sale securities	451,357	425,912	419,190

Loans held for sale	13,508	9,607	13,520

Loans (net of allowance for credit losses - loans: $22,454 at September 30, 2025;
$21,699 at December 31, 2024 and $21,695 at September 30, 2024)	2,312,934	2,291,543	2,309,307

Premises and equipment	21,508	21,395	21,237
Accrued interest receivable	11,412	10,307	10,803
Goodwill	85,758	85,758	85,758
Bank owned life insurance	51,132	50,341	50,084
Other intangibles	2,374	2,892	3,083
Fair value of derivative instruments - asset	7,487	10,370	8,993
Deferred tax asset	12,294	15,199	14,449
Other assets	49,959	54,631	47,731

TOTAL ASSETS	$ 3,056,421	$ 3,025,724	$ 3,026,468

LIABILITIES:
Deposits:
Noninterest-bearing	$ 522,168	$ 532,776	$ 548,218
Interest-bearing	1,889,035	1,849,252	1,901,931
Total deposits	2,411,203	2,382,028	2,450,149
Borrowed funds	279,589	297,721	231,732
Accrued interest payable	3,754	4,693	5,549
Fair value of derivative instruments - liability	4,332	5,817	4,763
Other liabilities	29,861	35,731	35,621
TOTAL LIABILITIES	2,728,739	2,725,990	2,727,814
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2025 or 2024	-	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at September 30, 2025, December 31, 2024 and
September 30, 2024: issued 5,255,464 at September 30, 2025 and 5,207,577 at December 31, 2024
and 5,207,343 at September 30, 2024	5,255	5,208	5,207
Additional paid-in capital	147,971	144,984	144,927
Retained earnings	205,542	189,443	183,792
Accumulated other comprehensive loss	(14,650)	(23,521)	(18,916)
Treasury stock, at cost: 449,087 shares at September 30, 2025 and 447,965 shares
at December 31, 2024 and 447,613 shares at September 30, 2024	(16,436)	(16,380)	(16,356)
TOTAL STOCKHOLDERS' EQUITY	327,682	299,734	298,654
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$ 3,056,421	$ 3,025,724	$ 3,026,468

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except share and per share data)	2025	2024	2025	2024
INTEREST INCOME:
Interest and fees on loans	$ 36,418	$ 35,858	$ 107,201	$ 106,058
Interest-bearing deposits with banks	119	190	394	695
Investment securities:
Taxable	2,595	1,736	7,331	5,023
Nontaxable	684	517	1,815	1,569
Dividends	438	388	1,276	1,179
TOTAL INTEREST INCOME	40,254	38,689	118,017	114,524
INTEREST EXPENSE:
Deposits	11,501	13,475	35,244	38,451
Borrowed funds	3,613	3,890	10,983	12,491
TOTAL INTEREST EXPENSE	15,114	17,365	46,227	50,942
NET INTEREST INCOME	25,140	21,324	71,790	63,582
Provision (release) for credit losses	500	(200)	1,875	2,587
NET INTEREST INCOME AFTER
PROVISION (RELEASE) FOR CREDIT LOSSES	24,640	21,524	69,915	60,995
NON-INTEREST INCOME:
Service charges	1,598	1,636	4,192	4,393
Trust	186	184	593	629
Brokerage and insurance	761	545	2,071	1,773
Gains on loans sold	709	752	1,720	1,648
Equity security gains, net	34	159	56	127
Earnings on bank owned life insurance	363	338	1,064	1,334
Gain on sale of Braavo division	-	-	-	1,102
Other	203	141	1,250	1,056
TOTAL NON-INTEREST INCOME	3,854	3,755	10,946	12,062
NON-INTEREST EXPENSES:
Salaries and employee benefits	9,924	9,715	30,189	29,622
Occupancy	1,320	1,215	3,858	3,805
Furniture and equipment	273	260	856	791
Professional fees	493	620	1,535	2,021
FDIC insurance expense	395	555	1,340	1,589
Pennsylvania shares tax	430	226	1,054	866
Amortization of intangibles	113	136	367	432
Software expenses	457	500	1,342	1,508
Other real estate owned expenses	6	84	198	246
Other	2,723	2,718	7,970	8,038
TOTAL NON-INTEREST EXPENSES	16,134	16,029	48,709	48,918
Income before provision for income taxes	12,360	9,250	32,152	24,139
Provision for income tax expense	2,355	1,714	6,063	4,304
NET INCOME	$ 10,005	$ 7,536	$ 26,089	$ 19,835

PER COMMON SHARE DATA:
Net Income - Basic	$ 2.09	$ 1.57	$ 5.44	$ 4.14
Net Income - Diluted	$ 2.09	$ 1.57	$ 5.44	$ 4.13
Cash Dividends Paid	$ 0.500	$ 0.485	$ 1.480	$ 1.446

Number of shares used in computation - basic	4,796,946	4,796,752	4,797,335	4,796,061
Number of shares used in computation - diluted	4,798,051	4,798,297	4,799,466	4,801,000

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except per share data)	Three Months Ended,
	Sept 30,	June 30,	March 31,	Dec 31,	Sept 30,
	2025	2025	2025	2024	2024
Interest income	$ 40,254	$ 38,749	$ 39,014	$ 39,793	$ 38,689
Interest expense	15,114	15,101	16,012	16,920	17,365
Net interest income	25,140	23,648	23,002	22,873	21,324
Provision (release) for credit losses	500	750	625	-	(200)
Net interest income after provision (release) for credit losses	24,640	22,898	22,377	22,873	21,524
Non-interest income	3,820	3,632	3,438	3,321	3,596
Investment securities gains (losses), net	34	33	(11)	18	159
Non-interest expenses	16,134	16,147	16,428	16,668	16,029
Income before provision for income taxes	12,360	10,416	9,376	9,544	9,250
Provision for income tax expense	2,355	1,953	1,755	1,561	1,714
Net income	$ 10,005	$ 8,463	$ 7,621	$ 7,983	$ 7,536
Earnings Per Share - Basic	$ 2.09	$ 1.76	$ 1.59	$ 1.66	$ 1.57
Earnings Per Share - Diluted	$ 2.09	$ 1.76	$ 1.59	$ 1.66	$ 1.57

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended September 30,
	2025			2024
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Interest-bearing deposits at banks	19,597	90	1.82	18,374	160	3.44
Interest bearing time deposits at banks	3,820	29	3.01	3,820	30	3.12
Investment securities:
Taxable	381,036	3,033	3.18	352,377	2,124	2.41
Tax-exempt (3)	110,638	865	3.13	104,342	653	2.50
Investment securities	491,674	3,898	3.17	456,719	2,777	2.43
Loans: (2)(3)(4)
Residential mortgage loans	343,920	5,227	6.03	355,551	5,322	5.95
Construction loans	120,492	2,122	6.99	183,521	3,473	7.53
Commercial Loans	1,339,367	22,204	6.58	1,258,916	20,019	6.33
Agricultural Loans	362,260	5,252	5.75	356,105	4,816	5.38
Loans to state & political subdivisions	52,248	514	3.90	55,418	553	3.97
Other loans	66,908	1,203	7.13	87,752	1,785	8.09
Loans, net of discount (2)(3)(4)	2,285,195	36,522	6.34	2,297,263	35,968	6.23
Total interest-earning assets	2,800,286	40,539	5.74	2,776,176	38,935	5.58
Cash and due from banks	9,912			9,119
Bank premises and equipment	21,718			20,864
Other assets	187,100			197,275
Total non-interest earning assets	218,730			227,258
Total assets	3,019,016			3,003,434
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
Business Interest Checking	20,624	46	0.88	-	-	-
NOW accounts	701,732	3,702	2.09	736,449	4,559	2.46
Savings accounts	284,316	327	0.46	293,990	387	0.52
Money market accounts	459,993	3,257	2.81	406,363	3,366	3.30
Certificates of deposit	458,402	4,169	3.61	502,226	5,163	4.09
Total interest-bearing deposits	1,925,067	11,501	2.37	1,939,028	13,475	2.76
Other borrowed funds	321,632	3,613	4.46	319,909	3,890	4.84
Total interest-bearing liabilities	2,246,699	15,114	2.67	2,258,937	17,365	3.06
Demand deposits	394,863			393,632
Other liabilities	37,587			34,487
Total non-interest-bearing liabilities	432,450			428,119
Stockholders' equity	339,867			316,378
Total liabilities & stockholders' equity	3,019,016			3,003,434
Net interest income		25,425			21,570
Net interest spread (5)			3.07%			2.52%
Net interest income as a percentage
of average interest-earning assets			3.60%			3.09%
Ratio of interest-earning assets
to interest-bearing liabilities			125%			123%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2025 and 2024. See reconciliation of GAAP and non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Nine Months Ended September 30,
	2025			2024
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Interest-bearing deposits at banks	24,479	306	1.67	29,242	605	2.76
Interest bearing time deposits at banks	3,820	88	3.08	3,898	90	3.08
Investment securities:
Taxable	381,600	8,607	3.01	356,871	6,202	2.32
Tax-exempt (3)	105,477	2,297	2.90	105,734	1,986	2.50
Investment securities	487,077	10,904	2.98	462,605	8,188	2.36
Loans: (2)(3)(4)
Residential mortgage loans	347,071	15,539	5.99	357,089	15,612	5.84
Construction loans	149,505	8,010	7.16	185,832	10,331	7.43
Commercial Loans	1,301,875	62,345	6.40	1,264,459	60,676	6.41
Agricultural Loans	359,144	14,948	5.56	348,919	13,703	5.25
Loans to state & political subdivisions	53,004	1,549	3.91	56,116	1,659	3.94
Other loans	94,947	5,118	7.21	72,908	4,402	8.07
Loans, net of discount (2)(3)(4)	2,305,546	107,509	6.23	2,285,323	106,383	6.22
Total interest-earning assets	2,820,922	118,807	5.63	2,781,068	115,266	5.54
Cash and due from banks	9,734			9,379
Bank premises and equipment	21,700			21,068
Other assets	179,430			184,561
Total non-interest earning assets	210,864			215,008
Total assets	3,031,786			2,996,076
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
Business Interest Checking	18,881	132	0.93	-	-	-
NOW accounts	716,279	11,498	2.15	767,406	14,557	2.53
Savings accounts	288,467	1,003	0.46	298,450	1,165	0.52
Money market accounts	442,024	9,463	2.86	389,655	9,131	3.13
Certificates of deposit	473,565	13,148	3.71	460,890	13,598	3.94
Total interest-bearing deposits	1,939,216	35,244	2.43	1,916,401	38,451	2.68
Other borrowed funds	332,310	10,983	4.42	340,132	12,491	4.91
Total interest-bearing liabilities	2,271,526	46,227	2.72	2,256,533	50,942	3.02
Demand deposits	385,704			382,340
Other liabilities	40,794			44,303
Total non-interest-bearing liabilities	426,498			426,643
Stockholders' equity	333,762			312,900
Total liabilities & stockholders' equity	3,031,786			2,996,076
Net interest income		72,580			64,324
Net interest spread (5)			2.91%			2.52%
Net interest income as a percentage
of average interest-earning assets			3.44%			3.09%
Ratio of interest-earning assets
to interest-bearing liabilities			124%			123%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2025 and 2024. See reconciliation of GAAP and non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR CREDIT LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Real estate:
Residential	$ 344,790	$ 341,671	$ 350,221	$ 351,398	$ 353,254
Commercial	1,180,655	1,151,585	1,117,240	1,121,435	1,110,548
Agricultural	342,487	331,995	329,985	327,722	331,734
Construction	107,867	138,307	168,896	164,326	178,706
Consumer	109,458	22,364	109,339	109,505	123,286
Other commercial loans	171,345	174,740	158,133	155,012	154,063
Other agricultural loans	27,142	28,366	28,488	29,662	24,537
State & political subdivision loans	51,644	52,727	53,361	54,182	54,874
Total loans	2,335,388	2,241,755	2,315,663	2,313,242	2,331,002
Less: allowance for credit losses - loans	22,454	22,109	22,081	21,699	21,695
Net loans	$ 2,312,934	$ 2,219,646	$ 2,293,582	$ 2,291,543	$ 2,309,307

Past due and non-performing assets

Total loans past due 30-89 days and still accruing	$ 13,228	$ 18,554	$ 9,632	$ 8,015	$ 7,423

Non-accrual loans	$ 20,523	$ 24,595	$ 23,545	$ 25,701	$ 20,858
Loans past due 90 days or more and still accruing	37	347	1,393	276	701
Non-performing loans	$ 20,560	$ 24,942	$ 24,938	$ 25,977	$ 21,559
Other real estate owned	2,434	2,434	2,544	2,635	2,486
Total Non-performing assets	$ 22,994	$ 27,376	$ 27,482	$ 28,612	$ 24,045

	Three Months Ended
Analysis of the Allowance for Credit Losses - Loans	September 30,	June 30,	March 31,	December 31,	September 30,
(In Thousands)	2025	2025	2025	2024	2024
Balance, beginning of period	$ 22,109	$ 22,081	$ 21,699	$ 21,695	$ 22,797
Charge-offs	(20)	(596)	(185)	(105)	(1,212)
Recoveries	17	25	29	19	10
Net charge-offs	(3)	(571)	(156)	(86)	(1,202)
Provision for credit losses - loans	348	599	538	90	100
Balance, end of period	$ 22,454	$ 22,109	$ 22,081	$ 21,699	$ 21,695

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)
(Dollars in thousands, except per share data)

	As of
	September 30
	2025	2024
Tangible Equity
Stockholders' Equity - GAAP	$ 327,682	$ 298,654
Intangible Assets	(88,132)	(88,841)
Tangible Equity - Non-GAAP	239,550	209,813
Shares outstanding adjusted for June 2025 stock Dividend	4,807,314	4,806,803
Tangible Book value per share - Non-GAAP	$ 49.83	$ 43.65

	As of
	September 30
	2025	2024
Tangible Equity per share
Stockholders' Equity per share - GAAP	$ 68.16	$ 62.13
Adjustment for intangible assets	(18.33)	(18.48)
Tangible Book value per share - Non-GAAP	$ 49.83	$ 43.65

	For the Three Months Ended		For the Nine Months Ended
	September 30		September 30
	2025	2024	2025	2024
Return on Average Assets Excluding Accumulated Other Comprehensive Loss (AOCL)
Average Assets - GAAP	$ 2,998,788	$ 2,979,371	$ 3,009,997	$ 2,969,857
Average AOCL	(20,228)	(24,063)	(21,789)	(26,219)
Average Assets, Excluding AOCL - Non-GAAP	3,019,016	3,003,434	3,031,786	2,996,076
Net Income - GAAP	$ 10,005	$ 7,536	$ 26,089	$ 19,835
Annualized Return on Average Assets-GAAP	1.33%	1.01%	1.16%	0.89%
Annualized Return on Average Assets, Excluding AOCL - Non-GAAP	1.33%	1.00%	1.15%	0.88%

	For the Three Months Ended		For the Nine Months Ended
	September 30		September 30
	2025	2024	2025	2024
Return on Average Equity Excluding Accumulated Other Comprehensive Loss (AOCL)
Average Stockholders' Equity - GAAP	$ 319,639	$ 292,315	$ 311,973	$ 286,681
Average AOCL	(20,228)	(24,063)	(21,789)	(26,219)
Average Stockholders' Equity, Excluding AOCL - Non-GAAP	339,867	316,378	333,762	312,900
Net Income - GAAP	$ 10,005	$ 7,536	$ 26,089	$ 19,835
Annualized Return on Average Stockholders' Equity-GAAP	12.52%	10.31%	11.15%	9.23%
Annualized Return on Average Stockholders' Equity, Excluding AOCL - Non-GAAP	11.78%	9.53%	10.42%	8.45%

	For the Three Months Ended		For the Nine Months Ended
	September 30		September 30
	2025	2024	2025	2024
Return on Average Tangible Equity
Average Stockholders' Equity - GAAP	$ 319,639	$ 292,315	$ 311,973	$ 286,681
Average Intangible Assets	(88,217)	(88,931)	(88,390)	(89,123)
Average Tangible Equity - Non-GAAP	231,422	203,384	223,583	197,558
Net Income - GAAP	$ 10,005	$ 7,536	$ 26,089	$ 19,835
Annualized Return on Average Tangible Equity Non-GAAP	17.29%	14.82%	15.56%	13.39%

	For the Three Months Ended		For the Nine Months Ended
	September 30		September 30
	2025	2024	2025	2024
Return on Average Assets and Equity Excluding sale of Braavo assets, net of legal fees and provision associated with Braavo loans remaining after sale
Net Income - GAAP	$ 10,005	$ 7,536	$ 26,089	$ 19,835
After tax gain on sale of Braavo, net of legal fees	-	-	-	(712)
After tax provision associated with Braavo loans remaining after sale	-	-	-	1,427
Net Income excluding sale of Braavo assets, net of legal fees and provision associated with Braavo loans remaining after sale - Non-GAAP	$ 10,005	$ 7,536	$ 26,089	$ 20,550
Average Assets	2,998,788	2,979,371	3,009,997	2,969,857
Annualized Return on Average assets, Excluding sale of Braavo assets, net of legal fees, provision associated with Braavo loans remaining after sale, net of tax - Non-GAAP	1.33%	1.01%	1.16%	0.92%

Average Stockholders' Equity - GAAP	$ 319,639	$ 292,315	$ 311,973	$ 286,681
Annualized Return on Average Stockholders' equity, Excluding sale of Braavo assets, net of legal fees, provision associated with Braavo loans remaining after sale, net of tax - Non-GAAP	12.52%	10.31%	11.15%	9.56%

Average Tangible Equity - Non-GAAP	231,422	203,384	223,583	197,558
Annualized Return on Average Tangible Equity Excluding sale of Braavo assets, net of legal fees, provision associated with Braavo loans remaining after sale, net of tax, - Non-GAAP	17.29%	14.82%	15.56%	13.87%

	For the Three Months Ended		For the Nine Months Ended
	September 30		September 30
	2025	2024	2025	2024
Earnings per share, Excluding sale of Braavo assets, net of legal fees and provision associated with Braavo loans remaining after sale
Net Income - GAAP	$ 10,005	$ 7,536	$ 26,089	$ 19,835
After tax gain on sale of Braavo, net of legal fees	-	-	-	(712)
After tax provision associated with Braavo loans remaining after sale	-	-	-	1,427
Net income excluding one time items - Non-GAAP	$ 10,005	$ 7,536	$ 26,089	$ 20,550
Number of shares used in computation - basic	4,796,946	4,796,752	4,797,335	4,796,061
Basic and Diluted earnings per share, Excluding sale of Braavo assets, net of legal fees, provision associated with Braavo loans remaining after sale, net of tax - Non-GAAP	$ 2.09	$ 1.57	$ 5.44	$ 4.28

	For the Three Months Ended		For the Nine Months Ended
	September 30		September 30
Reconciliation of net interest income on fully taxable equivalent basis	2025	2024	2025	2024
Total interest income	$ 40,254	$ 38,689	$ 118,017	$ 114,524
Total interest expense	15,114	17,365	46,227	50,942
Net interest income	25,140	21,324	71,790	63,582
Tax equivalent adjustment	285	246	790	742
Net interest income (fully taxable equivalent) - Non-GAAP	$ 25,425	$ 21,570	$ 72,580	$ 64,324